SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Universal Insurance Holdings, Inc.
__________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement Number:

	3)	Filing Party:

	4)	Date Filed:

Universal INSURANCE HOLDINGS, Inc.

1110 West Commercial Boulevard, Suite 100

Fort Lauderdale, Florida 33309

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
IN LIEU OF A SPECIAL MEETING

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Board of Directors (“Board”) of Universal Insurance Holdings, Inc. (“Company”) is soliciting the written consent and approval from the holders of a majority of the Company’s outstanding shares (which consist of the Company’s (i) common stock, $0.01 par value per share, (ii) Series M Preferred Stock of the Company, $0.01 par value per share, and (iii) Series A Preferred Stock of the Company, $0.01 par value per share), voting together as a single class, to take an Action by Written Consent of Stockholders in Lieu of a Special Meeting (“Written Consent”) authorizing the following actions:

1.	Approval of the 2009 Omnibus Incentive Plan (“Incentive Plan”); and

2.	Ratification of the options that the Company granted to its employees, officers and directors since April 30, 2007.

The accompanying Consent Solicitation Statement (“Consent Statement”), which describes the 2009 Omnibus Incentive Plan in more detail, and provides shareholders with other important information, is being furnished to our shareholders, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the rules and regulations promulgated thereunder.

The Board has fixed the close of business on September 28, 2009 as the record date for the determination of the stockholders entitled to vote in connection with the Written Consent. A complete list of stockholders of record of the Company on the record date will be available for examination by any stockholder, for any purpose germane to the Written Consent, during ordinary business hours, for the ten-day period prior to November 16, 2009 at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

This Notice, together with the Consent Statement and the accompanying Consent Card, is first being mailed or otherwise distributed to stockholders on or about October 26, 2009. Your consent can only be given if you complete, sign and return the Consent Card setting forth the proposals for which consent and approval are being solicited by the Board.

IN ORDER TO SUBMIT YOUR CONSENT, COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED ON OR BEFORE NOVEMBER 16, 2009.

YOUR CONSENT IS BEING SOLICITED BY THE BOARD. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

YOU MAY REVOKE YOUR CONSENT IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Norman M. Meier
Norman M. Meier, Secretary

Fort Lauderdale, Florida

October 26, 2009

2

Table of Contents

Consent Solicitation Statement	1

Questions and Answers About This Consent Statement	2

Approval of the 2009 Omnibus Incentive Plan (Proposal 1)	5

Administration	5

Types of Awards	5

Eligibility and Limitation on Awards	9

Awards Granted under the Incentive Plan	9

Shares Subject to the Incentive Plan	9

Anti-Dilution Protection	10

Amendment and Termination	10

Federal Income Tax Consequences	10

Director Compensation	12

Director Summary Compensation Table	12

Executive Compensation	13

Compensation Discussion and Analysis	13

Elements of Compensation Provided to the Named Executive Officers	20

Compensation Committee Report	21

Summary Compensation Table	22

Grants of Plan Based Awards	24

Outstanding Equity Awards at Fiscal Year-End	25

Options Exercised and Stock Vested	26

Pension Benefits	26

Non-qualified Deferred Compensation	26

Employment Agreements and Potential Payments Upon Termination of Employment	26

Equity Compensation Plan Information	31

Compensation Committee Interlocks and Insider Participation	31

Interested Persons	32

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	32

Series M Preferred Stock Owned by Directors and Management	33

Series M Preferred Stock Held by Certain Beneficial Owners	33

Series A Preferred Stock Owned by Directors and Management	34

Series A Preferred Stock Held by Certain Beneficial Owners	34

Common Stock Owned by Certain Beneficial Owners, Directors, and Management	34

Common Stock Held by Others	36

Ratification of Stock Option Grants (Proposal 2)	36

Section 16(a) Beneficial Ownership Reporting Compliance	36

Householding	36

2

Universal INSURANCE HOLDINGS, Inc.

1110 West Commercial Boulevard, Suite 100

Fort Lauderdale, Florida 33309

Consent Solicitation Statement

October 26, 2009

The Board of Directors (“Board”) of Universal Insurance Holdings, Inc., a Delaware corporation (“Company”), is sending this Consent Solicitation Statement (“Consent Statement”) and the accompanying Consent Card to the holders of the outstanding shares of the Company’s (i) common stock, $0.01 par value per share (“Common Stock”), (ii) Series M Preferred Stock of the Company, $0.01 par value per share (“Series M Preferred Stock”), and (iii) Series A Preferred Stock of the Company, $0.01 par value per share (“Series A Preferred Stock” and, together with the Common Stock and the Series M Stock, the “Voting Securities”) to take an Action by Written Consent of Stockholders in Lieu of a Special Meeting (“Written Consent”) authorizing the following actions:

1.	Approval of the 2009 Omnibus Incentive Plan (“Incentive Plan”); and

2.	Ratification of the options that the Company granted to its employees, officers and directors since April 30, 2007 (“Past Option Grants”).

          The Company intends to distribute this Consent Statement and the accompanying Consent Card commencing on or about October 26, 2009 to the holders of the Voting Securities as of the close of business on September 28, 2009 (“Record Stockholders”). This date is referred to as the “Record Date.” Consents by at least a majority of the Record Stockholders are required to approve the Incentive Plan and ratify the Past Option Grants.

Only the Record Stockholders are entitled to consent, to withhold their consent, or to revoke their consent to the proposals set forth in the Written Consent. Record Stockholders are entitled to one vote for each outstanding share of the Voting Securities held on the Record Date. As of the Record Date, there were 39,560,719 issued and outstanding shares of Common Stock, 88,690 issued and outstanding shares of Series M Preferred Stock, and 19,950 issued and outstanding shares of Series A Preferred Stock.

Consents that are dated, signed and delivered to the Company will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to the Company at the address set forth above before November 16, 2009.

The Incentive Plan will be approved and the Past Option Grants will be ratified if by November 16, 2009 the Company holds unrevoked written consents from at least a majority of the Record Stockholders approving the Incentive Plan and ratifying the Past Option Grants. Record Stockholders are requested to indicate their consent to the approval of the Incentive Plan and the ratification of the Past Option Grants by signing and dating the Consent Card, checking each box on the Consent Card for the approval of the Incentive Plan and the ratification of the Past Option Grants, and delivering the Consent Card in the pre-paid envelope provided.

Questions and Answers About This Consent Statement

1.        Why did I receive this Consent Statement?

This Consent Statement and the enclosed Consent Card have been sent to the Record Stockholders because the Board is soliciting their vote on the following proposals:

1.	Approval of the 2009 Omnibus Incentive Plan (“Incentive Plan”); and

2.	Ratification of the options that the Company granted to its employees, officers and directors since April 30, 2007 (“Past Option Grants” and, together with the Incentive Plan, “Proposals”).

Additional information regarding the Incentive Plan is set forth below in the section entitled “Approval of the 2009 Omnibus Incentive Plan,” and additional information regarding the ratification of the Past Option Grants is set forth below in the section entitled “Ratification of Past Option Grants.”

2.        What is the Record Date and what does it mean?

The Record Date for purposes of the Written Consent is September 28, 2009. The Record Date is established by the Board as required by the Delaware General Corporation Law (“DGCL”) and the Company’s By-Laws. Owners of record at the close of business on the Record Date are entitled to:

•	receive notice of the Written Consent; and

•	vote on the Proposals set forth in the Written Consent.

3.        How many shares of Voting Securities are required to approve the Incentive Plan and ratify the Past Option Grants?

The approval of the Incentive Plan and the ratification of the Past Option Grants by written consent require the consent of at least a majority of the Record Stockholders on or before November 16, 2009. As of the Record Date, there were 39,560,719 shares of the Common Stock, 88,690 shares of the Series M Preferred Stock, and 19,950 shares of the Series A Preferred Stock. Each share of the Common Stock, Series M Preferred Stock and Series A Preferred Stock is entitled to one vote. Thus, 19,874,349 (50.1%) of the Record Stockholders are required to execute the Written Consent.

4.        Why is the Company approving the Incentive Plan through the Written Consent in lieu of holding a special meeting?

Pursuant to Section 228 of the DGCL, unless otherwise provided in the Company’s Certificate of Incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a written consent is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. The minimum number of votes that would be necessary to approve the Incentive Plan at a shareholder meeting is at least a majority of the outstanding votes.

In order to eliminate the costs involved in holding a special meeting, and in order to effect the approval of the Incentive Plan as early as possible, the Company’s Board resolved to proceed with the approval of the Incentive Plan by written consent of the Company’s shareholders.

5.        Has the Board approved the Incentive Plan and recommended the ratification of the Past Option Grants?

Yes. On October 13, 2009, the Board approved, and recommended that the Company’s stockholders approve, the Incentive Plan and recommended that the Company’s stockholders ratify the Past Option Grants.

6.        What is the difference between holding shares as a shareholder and as a beneficial shareholder?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, Continental Stock Transfer & Trust Company, you are considered a shareholder of record with respect to those shares.

If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares.

7.         How can I vote in connection with the Written Consent if I am a beneficial owner?

You will need to ask your broker, bank or other intermediary to give you instructions for voting your shares.

8.        What securities will be voted in connection with the Written Consent?

The securities to be voted in connection with this Consent Statement consist of (i) shares of Common Stock, with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock, with each share entitling its record owner to one vote and (iii) shares of Series A Preferred Stock, with each share entitling its record owner to one vote for each of the Proposals.

The table below sets forth the number and classes of Company stock entitled to vote in connection with the Written Consent.

Class of Voting Stock	Number of Record Holders as of the Record Date	Number of Shares Outstanding as of the Record Date	Amount of Votes Entitled to be Cast as of the Record Date
Common Stock	38	39,560,719	39,560,719
Series M Preferred Stock	5	88,690	88,690
Series A Preferred Stock	2	19,950	19,950

The Company had no other Voting Securities outstanding on the Record Date.

9.        What can I do if I change my mind after I vote my shares?

At any time before November 16, 2009, you can change your vote by:

•	sending written notice to Norman M. Meier, Secretary, Universal Insurance Holdings, Inc., 110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309; or

•	delivering a later-dated Consent Card.

10.     Who pays the cost in connection with the solicitation of consents?

The Company will bear the cost of soliciting consents in the enclosed form. Officers and regular employees of the Company may solicit consents by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

Approval of the 2009 Omnibus Incentive Plan
(Proposal 1)

The Board approved, and recommended that the Company’s stockholders approve, the Incentive Plan on October 13, 2009. Stock options have long been an integral and essential component of competitive compensation packages for companies in our industry. The Company has granted stock options in the past to its employees, officers and directors; however, changes in accounting and tax policies, as well as evolution of the employment marketplace, have contributed to the continuing development of innovative compensation practices involving several alternative forms of equity-based incentives. In view of these developments, the Board believes that the adoption and approval of a long-term incentive plan permitting the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other stock- and cash-based incentive awards will provide the Company with a flexible and dynamic long-term incentive compensation structure and is in the best interests of the Company. Accordingly, the Board adopted and recommended that the Company’s shareholders approve the Incentive Plan. Shareholder approval of the Incentive Plan is being solicited, among other reasons, to ensure the tax deductibility by the Company of awards under the Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), and to meet the listing requirements of the NYSE Alternext and such other securities exchanges on which the Company’s Common Stock may become listed.

The material features of the Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, the full text of which is set forth as Appendix A to this Consent Statement.

Administration

The Incentive Plan will be administered by the independent Compensation Committee of the Company’s Board (“Compensation Committee”). The Compensation Committee has the authority to determine, within the limits of the express provisions of the Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Compensation Committee generally has discretion to delegate its authority under the Incentive Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Compensation Committee deems appropriate.

Types of Awards

Awards under the Incentive Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of Common Stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options. The Compensation Committee may grant to a participant options to purchase Common Stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee.

The exercise price for stock options will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted. On October 13, 2009, the market price per share of the Common Stock was $5.06 based on the closing price of the Common Stock on the NYSE Alternext on such date.

Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Incentive Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Compensation Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Compensation Committee’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of the Common Stock held by the participant or in any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights. The Compensation Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Common Stock on the date when the SAR is granted. Upon exercise of a SAR, payment may be made in cash, shares of the Common Stock held by the participant or in any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” exercise). SARs must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units. The Compensation Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Compensation Committee also may award to a participant units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Compensation Committee.

For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following measures (“Performance Goals”):

The following are sample broad performance goal categories for purposes of review.

•	Net earnings or net income (before or after taxes)

•	Earnings per share or earnings per share growth

•	Net sales, sales growth, total revenue, or revenue growth

•	Net operating profit

•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)

•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)

•	Earnings before or after taxes, interest, depreciation, and/or amortization

•	Policy count

•	Gross or operating margins

•	Share price or relative share price (including, but not limited to, growth measures and total stockholder return)

•	Expense targets

•	Margins

•	Operating efficiency

•	Market share or change in market share

•	Number of states in which the Company operates

•	Working capital targets

•	Economic value added (EVA®)

The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Compensation Committee.

The above terms will have the same meaning as in the Company’s financial statements, or if the terms are not used in the Company’s financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards. The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Compensation Committee.

Award periods will be established at the discretion of the Compensation Committee. The performance targets will also be determined by the Compensation Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Compensation Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Units” above. To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards. The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Compensation Committee. Payment under any other stock-based awards will be made in Common Stock or cash, as determined by the Compensation Committee.

Cash-Based Awards. The Compensation Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash-based award will be determined by the Compensation Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

•

The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Compensation Committee to be subject to Section 162(m) of the Code (“covered employees”).

•

The targets for annual incentive payments to covered employees will consist only of one or more of the Performance Goals discussed under the section titled “Restricted Shares and Restricted Units” above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Compensation Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

•

In administering the incentive program and determining incentive awards, the Compensation Committee will not have the flexibility to pay a covered employee more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Compensation Committee will have the flexibility, based on its business judgment, to reduce this amount.

•	The cash incentive compensation feature of the Incentive Plan does not preclude the Board or the Compensation Committee from approving other incentive compensation arrangements for covered employees.

Dividend Equivalents. The Compensation Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an award under the Incentive Plan.

Eligibility and Limitation on Awards

The Compensation Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. It is presently contemplated that approximately 182 persons will be eligible to receive awards.

The maximum awards that can be granted under the Incentive Plan to a single participant in any calendar year will be 500,000 shares of Common Stock (whether grants of options or SARs or other awards of Common Stock or rights with respect thereto), and $10,000,000 in the form of cash-based incentive awards.

Awards Granted under the Incentive Plan

As of the date hereof, no specific awards have been granted and no commitments have been made under the Incentive Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the Incentive Plan are not presently determinable. As a result of the discretionary nature of the Incentive Plan, it is not possible to state who the participants in the Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the Incentive Plan

An aggregate of 1,800,000 shares of the Common Stock is reserved for issuance and available for awards under the Incentive Plan, including incentive stock options granted under the Incentive Plan. The shares to be offered under the Plan shall be authorized and unissued Common Stock, issued Common Stock that has been reacquired by the Company, or shares issued from the Universal Insurance Holdings, Inc. Stock Grantor Trust, formed April 3, 2000.

With respect to awards made under the Incentive Plan, shares of Common Stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock), as well as any shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligation with respect to an award, will be available for additional grants under the Incentive

Plan. Shares to be issued or purchased under the Incentive Plan will be authorized but unissued shares of Common Stock. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available for new awards under the Incentive Plan.

Anti-Dilution Protection

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Compensation Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of Common Stock subject to the Incentive Plan, the number of shares of Common Stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Amendment and Termination

The Board may at any time amend or terminate the Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Incentive Plan without the consent of the recipient. No awards may be made under the Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the Incentive Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options. A participant who is granted a nonqualified stock option under the Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (increase in the fair market value of one share of the Common Stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Shares. A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after transfer of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Tax Deductibility of Certain Performance-Based Awards under the Incentive Plan. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes the Company’s Chief Executive Officer and the three other most highly compensated executive officers who are required to be disclosed in the Company’s proxy statement as a “named executive officer” based on the amount of their total compensation. Certain compensation, including compensation paid based on the achievement of pre-established performance goals, is excluded from this deduction limit if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by our stockholders. Accordingly, in order to maintain the Company’s ability to fully deduct certain incentive compensation paid pursuant to the Incentive Plan, approval of the Incentive Plan will qualify as approval of the material terms, including the Performance Goals discussed in the section titled “Restricted Shares and Restricted Units” above, under which qualifying performance-based compensation is to be paid.

At the Company’s 2008 Annual Meeting, the shareholders approved the formula used to calculate the performance bonus in the amended employment agreement of the Executive Vice President of Blue Atlantic Reinsurance Corporation, a wholly owned subsidiary of the Company. At the Company’s 2007 Annual Meeting, the shareholders approved the formulas used to calculate performance bonuses in each of the amended employment agreements of the Chief Executive Officer and Chief Operating Officer of the Company. Those approvals will not be affected in any way by the approval of the Incentive Plan.

Registration Statement

     If the Record Stockholders approve the Incentive Plan and ratify the Past Option Grants, the Company intends to prepare and file with the SEC a registration statement on Form S-8 with respect to the resale of shares underlying the options granted pursuant to the Incentive Plan and the Past Option Grants.

Director Compensation

The Company pays an annual director’s fee equal to $80,000, paid monthly, to each director of the Company except Bradley Meier and Sean Downes. The Company also reimburses all directors for costs and expenses for attending these meetings. The Company has agreed to indemnify all directors, to the fullest extent permitted by law, for claims made against them in connection with their positions as directors of the Company. Directors are also entitled to receive discretionary grants of non-qualified stock options.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to the Company’s non-executive directors for the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash($)	Stock Awards($)	Option Awards($) (2)	Change in Pension Value and Deferred Compensation Earnings($)	All Other Compensation($)	Total($)

Joel M. Wilentz	$80,000	0	$118,566	0	0	$198,566
Norman M. Meier (1)	$80,000	0	$118.566	0	0	$198,566
Reed J. Slogoff	$80,000	0	$118,566	0	0	$198,566
Ozzie A. Schindler	$80,000	0	$118,566	0	0	$198,566

(1)

Effective January 1, 2008, the Company’s Compensation Committee authorized the employment of Norman Meier as Secretary of the Company at an annual salary of $20,000 and for such salary to be deducted from any compensation Mr. Meier is otherwise entitled to receive as a director of the Company.

(2)	Each director received in 2008 a grant of 50,000 stock options that became fully vested on May 16, 2009 and expire on May 16, 2013.

Executive Compensation

Compensation Discussion and Analysis

Please note that the following Compensation Discussion and Analysis is current as of December 31, 2008. The Compensation Committee oversees and reviews the Company’s executive compensation practices. The Compensation Committee is responsible for ensuring that the compensation of the executive officers of the Company aligns with and supports the growth objectives. The Company’s Chief Executive Officer, the Company’s Chief Financial Officer, and the Company’s Chief Operating Officer may be referred to as “named executive officers” or “executive officers.”

Objectives of the Company’s Compensation Practices

The Company’s principal business objective is sound, profitable growth. Achievement of this objective requires not only writing additional insurance volume, but also continued improvements in the Company’s underwriting criteria to identify acceptable risks, development of the Company’s broker network, strengthened claims processing methodologies to improve customer service and accurately pay claims, aggressive product and geographic diversification facilitated by the internal capabilities developed by the Company, flexible but focused reinsurance strategies and prudent strategies for investment of reserves.

In 2008 and prior years, the Company has made great strides in these areas. The Company added internal underwriting, reinsurance, claims processing and investment capabilities and engaged in extensive negotiation with independent brokers throughout its marketing area. The Company added and trained internal staff to pursue these objectives as opposed to contracting with outside service providers intended to assure that these functions serve the Company’s interests exclusively. In 2009 and for the longer term, the Company will continue to seek sound profitable growth by:

•	expanding the Company’s product offerings and product mix;

•	exploiting opportunities in states in which it has recently been licensed, South Carolina, North Carolina, Hawaii and Georgia, largely by bringing existing internal capabilities to bear;

•	further penetrating the Florida market by establishing relationships with additional independent agents in order to expand its distribution network;

•

continuing to expand processes the Company has recently internalized, including marketing strategies, agent incentive and management (in Florida and expanding to other states), policy development, risk management, claims, reinsurance analysis and investment analysis; and

•	refining the proprietary claims, premium, reinsurance and management system developed by the Company on a scalable basis so that growth and diversification costs are controlled.

As of December 31, 2008, the Compensation Committee believed that the Company’s compensation practices are linked to these business objectives and that the Company’s compensation practices recognize past achievements and meet three principal goals:

•	reward and retain entrepreneurial officers and other key employees who have risk, portfolio, reinsurance and general management skills and motivation desirable in the marketplace;

•

scale pay to performance by structuring the compensation of the Company’s Chief Executive Officer and Chief Operating Officer so that the opportunity to earn bonuses is tied to the net income of the Company; and

•

provide long-term incentives in the form of stock options and restricted stock awards to incentivize the Company’s executive officers and align their interests with those of the Company’s stockholders.

How the Company Determines Each Element of Compensation and Why the Company Pays Each Element

General

Several years ago, the Company entered into employment agreements with Mr. Meier and Mr. Downes that have evergreen renewal terms and annual base pay increases among their terms. The Compensation Committee has determined that the Company’s and the Company’s shareholders’ interests are best served by continuing these employment agreements without renegotiation as of December 31, 2008. As of December 31, 2008, the Compensation Committee believed that these two individuals possess unique skill sets and motivation and, jointly, have been the engine driving the Company’s growth development. As of December 31, 2008, the Compensation

Committee believed that such employment arrangements benefit the Company and the Company’s shareholders by permitting the Company to retain these executive officers and ensure their continued focus on the Company’s progress.

Pursuant to the employment agreements, each executive receives an annual base salary that automatically increases twenty percent (20%) each year. As of December 31, 2008, the Compensation Committee believed that the level of increase reflects the additional management responsibilities undertaken as a result of the growth of the Company’s internal operations and geographic diversification goals. The Company’s Chief Executive Officer and the Company’s Chief Operating Officer also receive an annual performance bonus measured as a percentage of the pretax income of the Company. The Company has used this approach to motivate the Company’s executives toward producing pretax net income because the Company believes that pretax net income is not only the hallmark of sound, profitable growth looked to by investors but also the cash generated fuels the Company’s internal development and diversification efforts. As a result, the Company’s Chief Executive Officer and Chief Operating Officer are paid more if the Company’s pretax net income performance warrants it.

While the cash bonus formula for the Company’s Chief Executive Officer and Chief Operating Officer focuses exclusively on pretax net income, in maintaining this structure, the Committee takes into account the Company’s plans for internalizing and refining the risk management, reinsurance, claims processing and investment functions described above. Achievements in these internalization and refinement processes in a prior year are an indicator that a focus on pretax net income in the subsequent year is appropriate because the achievements become a platform for continued revenue and profit improvements in future years.

Comparator Companies

In 2008, the Compensation Committee used information provided by The Delves Group, a compensation consultant, to compile two distinct comparable groups to frame the Compensation Committee’s discussions on prospective executive compensation for the Company’s executive officers. The Delves Group has no other relationship with the Company and performs no other services with the Company. Accordingly, the Compensation Committee believes that The Delves Group is completely independent of the Company and its advice cannot be colored by any other revenue derived from working with the Company.

One group is a conventionally arranged comparator group; that is, 21 casualty insurance carriers engaged in the Florida market within a range of premium volume, net revenue and market capitalization that bracket the Company (“Insurance Group”). However, no company meeting these conventional comparator characteristics matched the Company’s net income growth (measured either as one year increases or five year compound annual growth rates or “CAGR”), five year total shareholder return including reinvestment of dividends or “TSR” or other relevant measures. Because of the extent of the difference between the Company’s growth and the performance of these insurance company comparators, the Compensation Committee believed it important to review the practices at companies that reflected the growth characteristics of the Company as nearly as could be determined.

Accordingly, the Compensation Committee requested The Delves Group to search public filings for companies beyond the insurance industry with CAGR, TSR and annual revenue that bracketed the Company’s performance as well as had employment levels of no greater than 2,000 as opposed to the Company’s approximately 200 employees (“Growth Group”). The Compensation Committee believed that the dual comparator groups approach is reasonable to accurately assess the performance and compensation of the Chief Executive Officer and the Chief Operating Officer. The Insurance Group informs the Compensation Committee about companies in direct competition with the Company. The Growth Group informs the Compensation Committee about how the Company compared with other companies with similar performance.

The Compensation Committee does not target any particular percentile among comparator groups or member companies at which to align compensation. The Committee is confident that its exercise of discretion in choosing pretax net income as the determinant of cash bonus payments best serves the goals of the Company and, by using a variable performance measure, cash bonus compensation will vary directly with achievement. When the Compensation Committee cross-checks compensation levels against comparator groups and member companies, the focus is on a broader and more flexible orientation, which provides the ability to address the specific business conditions relevant to the Company, including:

•

Recognizing that the Chief Executive Officer and the Chief Operating Officer are the two key employees of the Company, responsible for all functions, including the processes for developing the proprietary models and processes for underwriting, claims, reinsurance and investment;

•	Recognizing that, at the present state of the Company’s development, continued growth and internalization of functions is critical and, in this regard, the Company is very entrepreneurial in nature;

•	Rewarding past and continued performance in the establishment and profitable growth of the insurance business by the Chief Executive Officer and Chief Operating Officer;

•

Recognizing the contributions of the Chief Executive Officer and Chief Operating Officer in internalizing the operations of the Company, including marketing strategies, agent incentive and management, policy development, risk management, claims, reinsurance analysis, rating engine, investment analysis and broker relations;

•	Recognizing that the continued growth of the Company is dependent on the services of the Chief Executive Officer and Chief Operating Officer; and

•	Differentiating compensation based on experience and performance levels among executives.

For the purpose of its evaluation, the Compensation Committee takes into account the differences in the types or nature of businesses of the companies in the comparator groups. Consideration is also given to the differences in size, scope, and complexity between the Company and the various members of the respective comparator groups. These are among the judgmental factors the Compensation Committee considers and are not based on a formula or tied to a comparator group.

For the surveys of the comparable groups, the Compensation Committee considered peers to be companies, using data reported in 2008 for 2007 performance, that met the following criteria:

For the Insurance Group:

•	Significant casualty exposure in Florida;

•	Subject to regulation by the Florida Office of Insurance Regulation;

•	Gross premiums ranging from $743 million to $133 million bracketing the Company’s $498 million;

•	Net Revenue ranging from $704 million to $119 million as compared to the Company’s $154 million; and

•	Market capitalization ranging from $1.5 billion to $36 million in relation to the Company’s $315 million.

For the Growth Group:

•	Annualized five year TSR greater than 50%;

•	Annual revenue between $1.5 billion and $100 million bracketing the Company’s $188.5 million; and

•	Employed no more than 2,000 people.

The Delves Group determined that the following companies met the criteria for the Insurance Group:

•	RLI Corp.
•	Safety Insurance Group, Inc.
•	ProAssurance Corporation
•	United America Indemnity, Ltd.
•	Tower Group, Inc.
•	PMA Capital Corporation
•	United Fire & Casualty Company
•	Donegal Group, Inc.
•	CastlePoint Holdings, Ltd.
•	Affirmative Insurance Holdings, Inc.
•	CNA Surety Corporation
•	Employers Holdings, Inc.
•	First Mercury Financial Corporation

•	National Interstate Corporation
•	Hallmark Financial Services, Inc.
•	EMC Insurance Group, Inc.
•	Gainsco, Inc.
•	Mercer Insurance Group, Inc.
•	Baldwin & Lyons, Inc.
•	Specialty Underwriters’ Alliance, Inc.
•	21st Century Holdings, Inc.

The Delves Group determined that the following companies met the criteria for the Growth Group:
•	Southwestern Energy Co.
•	Northwestern Corp.
•	Hansen Natural Corp.
•	Nutrisystem Inc.
•	Tower Group, Inc.
•	Insteel Industries
•	Hallmark Financial Services, Inc.
•	CKX Inc.
•	Dynamic Materials Corp.
•	Flotek Industries Inc.
•	Contango Oil & Gas Co.
•	Arabian American Development
•	Arena Resources Inc.

Several commonalities stood out among the Insurance Group. Nineteen of 21 companies use earnings (definitions of earnings varied) as a principal determinant in annual incentive compensation. The Committee believed that the Company’s focus on net income is consistent with that view. Nine of the 21 put some to significant weight on attainment of individual objectives by named officers. The Compensation Committee believed that separate individual objectives for annual incentive purposes are not necessary because the direction toward internalization and improvement of functions is clear in the Company’s business plan for achieving sound, profitable growth and that plan provides specific guidance to executive officers as to the steps in achieving its goals. Two of the 21 companies focus primarily on underwriting results and 3 others give significant weight to underwriting results. The Compensation Committee believed that the requirements for developing the Company’s capabilities in not just underwriting but also claim processing, reinsurance, investment and dealer networks are sufficiently clear prerequisites to sound, profitable growth that separate measures would not be appropriate.

With respect to long-term compensation, 20 of the 21 comparable companies in the Insurance Group award time vested options and/or restricted stock from time to time as long term incentives. This is consistent with the Company’s past practices. However, it should be noted that the Chief Executive Officer and the Chief Financial Officer accepted options and restricted stock in lieu of cash compensation in some years and not as separate long-term compensation awards.

The compensation consultant’s survey of the Insurance Group indicates that the compensation of the Chief Executive Officer and the Chief Operating Officer was at or above the 90th percentile for the Insurance Group. However, the performance of the Company for the same period defined the 100th percentile for the Insurance Group in 1 year net growth, 1 year net margin, 1 year shareholder return, 5 year net income CAGR, 5 year revenue CAGR and 5 year shareholder return. The Compensation Committee also noted that the Company’s net margin exceeded the net margin of each other member of the Insurance Group notwithstanding the relatively conservative reinsurance and investment practices of the Company. The Compensation Committee believed this net margin result reflects the efficiencies of the internalized processes described above.

The Growth Group represents the attempt by the Compensation Committee to review the compensation practices of companies that have sustained high levels of growth over a multi-year period. Because the companies come from diverse industries, comparisons of specific skill sets based on industry knowledge are not appropriate. However, this group does indicate how other companies that have been successful in growing their business compensate their senior executives. The compensation consultant’s survey of the Growth Group indicates that total compensation over the most recent three years was slightly below the 90th percentile for Mr. Meier and slightly above the 90th percentile for Mr. Downes. Compensation for 2008 was above the 90th percentile for both individuals. The compensation consultant’s report indicated that the Company was substantially above the 75th percentile in each important measure of growth and profitability although the Company was not the leader in any category. However, the Company’s performance was not exceeded consistently by any member of the Growth Group. More specifically, the survey indicated that:

•	the Company’s net profit margin for 2007 was exceeded only by two companies and those companies were engaged in the oil and natural gas industries,

•	the Company’s one year growth was exceeded only by one natural gas company,

•	the Company’s five year growth was exceeded only by another oil and natural gas company and a company engaged in weight management programs, and

•

the Company’s five year return to shareholders (stock price increases plus dividends) was exceeded only by one electricity and natural gas company (not one of the energy companies described above) and an entertainment company engaged in the marketing of productions such as American Idol.

The Compensation Committee believed this balance of very high growth and very high returns to shareholders is the performance that the Company’s compensation arrangements should reward. In this context, the Compensation Committee believed the Company’s compensation structure and formulae reinforce the Company’s plans and goals.

Base Salary

Against these groups, the base salaries of Mr. Meier and Mr. Downes are each relatively high in comparison. However, the Compensation Committee points out that the degree of difference between the Company’s base pay practices for these two individuals and those of the officers of others in the groups is justified when the duties involved in these positions at the Company are taken into account. Mr. Meier and Mr. Downes perform a broader range of functions with fewer support staff than the named individuals in the companies in the survey. In particular, Messrs. Meier and Downes are responsible for all aspects of the internalization processes. This is consistent with the Company’s belief that Messrs. Meier and Downes are the entrepreneurial center of the Company’s growth, and their individual involvement in the steps toward sound, profitable growth is essential. The Compensation Committee will continue to monitor whether the Company’s compensation structure continues to appropriately reward and incentivize the Company’s executive officers.

Elements of Compensation Provided to the Named Executive Officers

The principal components of compensation for the Company’s executive officers were:

•	base salary;

•	cash bonus compensation; and

•	long-term equity incentive compensation.

Base Salary

The Company pays a base salary to its named executive officers. As noted above, pursuant to employment agreements entered into between the Company and the named executive officers, each such executive receives an annual base salary that automatically increases twenty percent (20%) each year. The Compensation Committee from time to time reviews the base salaries the Company pays its named executive officers. In doing so, it considers a number of factors, including the individual performance of the executive.

Cash Bonus Compensation

As noted above, the Company’s Chief Executive Officer and the Company’s Chief Operating Officer also receive an annual performance bonus equal to a percentage of the pretax income of the Company. The Company has used this approach to compensate the Company’s executives because the Company believed that only successful performance by the Company’s management would increase the Company’s pretax net income. The Company’s Chief Financial Officer, pursuant to his employment agreement, is entitled to an annual performance bonus determined at the discretion of the Board; provided, however, that such bonus shall be no less than $50,000. The Compensation Committee also has the discretion to increase a bonus beyond the compensation contained in an executive’s employment agreement.

Long-Term Equity Incentive Compensation

The Compensation Committee does not use a specific formula to calculate the number of options or shares awarded to executives. The Compensation Committee does not explicitly set future award levels/opportunities on the basis of what the executives earned from prior awards. While the Compensation Committee takes past awards into account, it does not solely base future awards in view of those past awards. In determining the specific amounts to be granted to each employee, the Compensation Committee will take into account factors such as the executive’s position, his or her contribution to the Company’s performance, and the overall package of cash and equity compensation for the executive.

Perquisites and Fringe Benefits

The Company’s executive officers receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Company provides an automobile allowance of $7,500 per annum to each of Mr. Meier and Mr. Downes. As of December 31, 2008, the Company believed that its executives should be able to provide for their retirement needs from the total annual compensation they earn based on the Company’s performance. Accordingly, other than an employer matching contribution to the accounts of the named officers under the Company’s qualified defined contribution plan, which is the same matching contribution rate that the Company provides all of its eligible full-time employees, the Company does not offer its executives any qualified or nonqualified pension plans, supplemental executive retirement plans, deferred compensation plans or other forms of compensation for retirement.

Employment Agreements

The Company entered into employment agreements with its three executive officers: Bradley I. Meier, the Company’s Chief Executive Officer; Sean P. Downes, the Company’s Chief Operating Officer; and James M. Lynch, the Company’s Chief Financial Officer. These agreements and potential post-employment payments are described in “Employment Agreements and Potential Payments Upon Termination of Employment” below.

Tax Considerations

Under Section 162(m) of the Code, as amended, the federal income tax deductibility of compensation paid to Mr. Meier and Mr. Downes may be limited to the extent that it exceeds $1.0 million in any one year. The Company can deduct compensation in excess of that amount if it qualifies as “performance-based compensation” under Section 162(m). For the performance bonuses of Messrs. Meier and Downes to qualify as “performance-based compensation,” the performance-based formulas used to determine them must be approved by the Company’s shareholders. The performance-based formulas under the Company’s annual bonus plan for Messrs. Meier and Downes were approved by the shareholders of the Company in May 2007 thereby permitting the Company to receive a federal income tax deduction for the payment of this performance-based compensation. In 2008, Mr. Meier received $164,424 in compensation under his employment agreement (described below) that was in excess of the limitation on federal income tax deductibility and was not performance-based compensation. Therefore, this amount cannot be deducted by the Company for federal income tax purposes on its 2008 return. The Compensation Committee believed the amount to have been appropriate compensation for Mr. Meier’s services.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Consent Statement.

The Compensation Committee

Reed J. Slogoff	Joel M. Wilentz, M.D.

Summary Compensation Table

The following table sets forth the compensation paid to or earned by the Company’s named executive officers during each of the Company’s last two fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Bradley I. Meier	2008	$1,164,424	-	-	$1,454,526	$2,783,377	-	$44,052	$5,446,379
Chief Executive Officer,	2007	$977,228	-	-	$969,924	$3,835,271	-	$42,191	$5,824,614
President, and Director	2006	$830,324	-	-	-	$1,075,310	-	$36,989	$1,942,623

James M. Lynch	2008	$414,154	$127,692	-	$118,566	-	-	$38,107	$698,519
Executive Vice President	2007	$349,385	$100,000	-	$88,415	-	-	$38,071	$575,871
and Chief Financial Officer	2006	$251,250	$90,000	$42,582	-	-	-	$32,223	$416,055

Sean P. Downes	2008	$820,800	-	-	$1,739,671	$2,125,033	-	$69,312	$4,754,816
Senior Vice President,	2007	$691,500	-	-	$1,436,421	$2,913,953	-	$69,045	$5,110,919
Chief Operating Officer	2006	$537,678	-	$418,462	-	$843,982	-	$65,217	$1,865,339
and Director

(1)	Stock Awards of $141,500 for Mr. Lynch were erroneously reported in the 2007 Form 10-KSB.

(2)

The following Option Awards were erroneously recorded in the 2007 Form 10-KSB: $1,920,800 for Mr. Meier, $145,134 for Mr. Lynch and $2,454,445 for Mr. Downes. The correct amounts for 2007 are shown in the above table.

Salary

Salary includes wages, paid time off such as vacation, and company holidays.

Bonus

Per the Lynch Employment Agreement (defined below), Mr. Lynch is entitled to an annual performance bonus determined at the discretion of the Board; provided, however, that such bonus shall be no less than $50,000.

Stock Awards

Stock awards in 2006 include stock issued to Messrs. Lynch and Downes for accrued vacation wages and bonuses in lieu of cash.

Option Awards

Option awards are calculated in accordance with the provisions of SFAS 123 R.

Non-Equity Incentive Plan Compensation

Per the Meier Employment Agreement (defined below), Mr. Meier is entitled to an annual performance bonus equal to three percent (3%) of the pre-tax income of the Company up to $5 million and four percent (4%) of the pre-tax income of the Company in excess of $5 million. Per the Downes Employment Agreement (defined below), Mr. Downes is entitled to an annual performance bonus equal to three percent (3%) of the pre-tax profits of the Company.

All Other Compensation

All other compensation for the year ended December 31, 2008, as well as for the years ended December 31, 2007 and December 31, 2006, consisted of the following:

		Insurance Premiums
		Medical/Dental	Life/Disability	Long-Term Care	Simple IRA Match	Auto Allowance
Name	Year	(1)	(2)	(3)	(4)	(5)	Total
Bradley I. Meier	2008	$5,608	$1,149	$29,795		$7,500	$44,052
	2007	$4,372	$1,149	$29,795		$6,875	$42,191
	2006	$4,504	$1,149	$23,836		$7,500	$36,989

James M. Lynch	2008	$9,533	$6,417	$7,158	$9,000	$6,000	$38,108
	2007	$9,496	$6,417	$7,158	$9,000	$6,000	$38,071
	2006	$9,255	$5,010	$7,158	$7,050	$3,750	$32,223

Sean P. Downes	2008	$9,533	$9,005	$32,775	$10,500	$7,500	$69,313
	2007	$9,496	$8,774	$32,775	$10,500	$7,500	$69,045
	2006	$9,255	$8,667	$29,795	$10,000	$7,500	$65,217

(1)	The Company pays medical/dental insurance premiums for the named executive officers for coverage not provided to all employees.
(2)	The Company pays life insurance premiums for the named executive officers for coverage not provided to all employees.
(3)	The Company provides long-term care insurance premiums for the named executive officers for coverage not provided to all employees.
(4)

The Company matches employee contributions to the Simple IRA accounts of Messrs. Lynch and Downes subject to limitations of the Simple IRA Plan. Mr. Meier does not participate in the Simple IRA Plan and, therefore, does not receive a matching contribution from the Company.

(5)	The Company provides an automobile expense allowance to the named executive officers.

Grants of Plan Based Awards

The table below sets forth the information concerning each grant of an award made by the Company to a named executive officer in the Company’s fiscal year ended December 31, 2008 under any plan, including awards that subsequently have been transferred.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards

Bradley I. Meier	5/16/2008								250,000	$3.90	$438,575
	12/5/2008								500,000	$2.31	$370,700
James M. Lynch	5/16/2008								50,000	$3.90	$98,640
Sean P. Downes	5/16/2008								600,000	$3.90	$1,052,580
	12/5/2008								200,000	$2.31	$148,280
	12/5/2008							300,000		$2.31	$693,000

Effective December 5, 2008, the Company issued 300,000 shares of restricted stock at a price of $2.31 per share to Sean Downes, Senior Vice President, Chief Operating Officer and Director, in consideration for services rendered pursuant to terms of an employment agreement and to provide Mr. Downes with a continued incentive to share in the success of the Company. The stock will vest over a two year period as follows: 150,000 shares each on the first and second anniversary dates of the effective date of the award.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the Company’s named executive officers concerning unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Bradley I. Meier	1,500,000	1,500,000		$1.06	1/15/10
	250,000	250,000		$1.06	1/15/10
	150,000			$1.10	1/26/10
	20,000			$0.70	12/12/10
	325,000			$0.70	12/12/10
	150,000			$0.60	12/21/11
	700,000			$6.50	7/12/12
	250,000	250,000		$3.90	5/16/13
	500,000	400,000		$2.31	12/5/13

James M. Lynch	35,000			$6.50	7/12/12
	50,000	50,000		$3.90	5/16/13

Sean P. Downes	700,000			$6.50	7/12/12
						300,000	$729,000
	600,000	600,000		$3.90	5/16/13
	200,000	160,000		$2.31	12/5/13

(1)	Expires on earlier of the option expiration date or a change in control of the Company, as defined in the option agreements.

Options Exercised and Stock Vested

The following table sets forth certain information with respect to the Company’s named executive officers concerning options exercised and stock vested during the calendar year 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Bradley I. Meier	1,250,000	$5,432,500	-	-
James M. Lynch	165,000	$904,350	-	-
Sean P. Downes	465,000	$1,667,850	-	-

Pension Benefits

The Company does not provide any of its employees with pension benefits.

The Company does, however, make matching contributions to all employees, including the named executive officers, except for Mr. Meier. The Company made matching contributions in cash of 100% of the employees’ elective deferral contributions up to 3.0% of the employees’ pay for those employees who contributed to the Company’s Simple IRA plan in 2008, subject to limitations of the plan.

Effective January 1, 2009, the Company instituted a Section 401(k) plan. The Company intends to make a matching contribution in cash of 100% of the employees’ elective deferral contributions up to 5.0% of the employees’ pay for those employees who contribute to the plan, subject to limitations of the plan.

Non-qualified Deferred Compensation

The Company does not provide any of the Company’s employees with any non-qualified deferred compensation plans.

Employment Agreements and Potential Payments Upon Termination of Employment

The following summaries describe the employment agreements between the Company and three executive officers and set forth potential payments payable to the Company’s named executive officers upon termination of employment or a change in control under their current employment agreements.

Meier Employment Agreement

The Company’s employment agreement with Mr. Meier is dated as of August 11, 1999. The Company and Mr. Meier have amended the employment agreement, with the most recent amendment dated December 5, 2008 (employment agreement and the amendments are collectively referred to as the “Meier Employment Agreement”). Under the terms of the Meier Employment Agreement, Mr. Meier will serve as the Company’s President and Chief Executive Officer. Mr. Meier received a base salary of $1,164,424 in 2008, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Meier Employment Agreement, Mr. Meier is entitled to an annual performance bonus equal to three percent (3%) of the pre-tax income of the Company up to $5 million, and four percent (4%) of the pre-tax income of the Company in excess of $5 million. The bonuses under the Meier Employment Agreement were contingent upon the Company’s shareholders approving such bonus formula, which they have done.

Mr. Meier is also eligible to receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Meier Employment Agreement contains noncompete and nondisclosure provisions.

In the event that the Company terminates the Meier Employment Agreement, the Company shall pay Mr. Meier 24 months total compensation. In addition, in the event of a change in control of the Company, the Company shall pay Mr. Meier an amount equal to 48 months base salary, plus two times any bonus paid for the preceding fiscal year. Further, in the event of a change in control, all options held by Mr. Meier vest and become immediately exercisable. For the purposes of the Meier Employment Agreement, a change in control shall be deemed to have occurred if, at any time, substantially all the assets of the Company shall have been sold or transferred by sale, merger or otherwise, or if any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then-existing outstanding securities of the Company.

If Mr. Meier dies during the term of his employment, the Company shall pay to his estate compensation which would otherwise be payable to Mr. Meier for the shorter of (i) three (3) years from the date of his death, or (ii) through to the termination date of his employment agreement. If Mr. Meier becomes disabled during the term of his employment for a consecutive period of three hundred sixty five (365) days, the Company may terminate the officership held. In the event of such termination, Mr. Meier shall remain an employee of the Company and receive seventy (70%) percent of his compensation and all of his fringe benefits.

The Meier Employment Agreement expires on December 31, 2010; however, the agreement is automatically extended each year thereafter unless the Company or Mr. Meier provides written notice that the agreement is being terminated 60 days in advance of the anniversary date of the Meier Employment Agreement.

Downes Employment Agreement

The Company’s employment agreement with Mr. Downes is dated as of January 1, 2005 and provides that Mr. Downes will serve as Chief Operating Officer and Senior Vice President of the Company. The Company and Mr. Downes have amended the employment agreement, with the most recent amendment dated December 5, 2008 (employment agreement and the amendments are collectively referred to as the “Downes Employment Agreement”). Mr. Downes received a base salary of $820,800 in 2008, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Downes Employment Agreement, Mr. Downes is entitled to an annual performance bonus equal to three percent (3%) of the pre-tax profits of the Company; provided, however, that any such bonus is contingent upon the Company’s shareholders approving such bonus formula, which they have done. Under the Downes Employment Agreement, the Company may grant Mr. Downes options or warrants to purchase the Common Stock.

Mr. Downes is also eligible to receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Downes Employment Agreement contains noncompete and nondisclosure provisions.

In the event of a change in control of the Company, the Company shall pay Mr. Downes an amount equal to 12 months base salary, plus the annual bonus paid for the preceding fiscal year. Also, effective January 1, 2009, if a change in control occurs, the Company shall pay Mr. Downes an amount equal to 2.99 times Mr. Downes’s “base amount,” as defined in Section 280G(b)(3) of the Code. Further, in the event of a change in control, all options held by Mr. Downes vest and become immediately exercisable. For the purposes of the Downes Employment Agreement, a change in control shall be deemed to have occurred if, at any time, substantially all the assets of the Company shall have been sold or transferred by sale, merger or otherwise, or if any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then-existing outstanding securities of the Company.

If Mr. Downes dies during the term of his employment, the Company shall pay to his estate compensation which would otherwise be payable to Mr. Downes for the shorter of (i) one (1) year from the date of his death, or (ii) through the termination date of his employment agreement. If Mr. Downes becomes disabled during the term of his employment for a consecutive period of ninety (90) days, the Company may terminate the officership held. In the event of such termination, Mr. Downes shall remain an employee of the Company and receive fifty (50%) percent of his compensation and all of his fringe benefits for a period ending on the next December 31st or two hundred seventy (270) days, whichever is longer.

The Downes Employment Agreement expires on December 31, 2010 unless extended in writing by the Company.

Lynch Employment Agreement

On October 11, 2006, the Company entered into an employment agreement with Mr. Lynch, who has served as the Company’s Executive Vice President and Chief Financial Officer since August 1998. The Company and Mr. Lynch have amended the employment agreement, with the most recent amendment dated September 10, 2009 (employment agreement and the amendments are collectively referred to as the “Lynch Employment Agreement”). Under the terms of the Lynch Employment Agreement, Mr. Lynch will continue to serve in such capacity. Mr. Lynch received a base salary of $414,154 in 2008, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Lynch Employment

Agreement, Mr. Lynch is entitled to an annual performance bonus determined at the discretion of the Board of the Company; provided, however, that such bonus shall be no less than $50,000.

Mr. Lynch is also eligible to receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Lynch Employment Agreement contains noncompete and nondisclosure provisions.

If the Company terminates Mr. Lynch’s employment without cause or Mr. Lynch terminates his employment for good reason, then the Company shall (1) pay Mr. Lynch unpaid base salary accrued up to the effective date of termination; (2) pay Mr. Lynch a prorated portion of Mr. Lynch’s annualized bonus; (3) pay Mr. Lynch a lump-sum payment equal to Mr. Lynch’s current base salary for a period of twelve (12) months; and (4) pay on Mr. Lynch’s behalf Mr. Lynch’s COBRA premiums for a period of twelve (12) months.

For the purposes of the Lynch Employment Agreement, “cause” means (i) Mr. Lynch’s abuse of alcohol or any controlled substance; (ii) Mr. Lynch’s willful act of fraud, dishonesty or breach of fiduciary duty with respect to the business or affairs of the Company; (iii) Mr. Lynch’s knowing and material failure to comply with material applicable laws and regulations or professional standards relating to the business of the Company; (iv) Mr. Lynch’s documented and continuing grossly unsatisfactory performance of his duties (as documented in at least one performance improvement plan to Mr. Lynch) or a material breach by Mr. Lynch of the Lynch Employment Agreement except, in each case, where such failure or breach is caused by the illness or other similar incapacity or disability of Mr. Lynch; (v) Mr. Lynch being subject to an inquiry or investigation by a governmental authority or self-regulatory organization such that the existence of such inquiry or investigation may result in damage to the Company’s business interests, licenses, reputation or prospects; or (vi) Mr. Lynch’s conviction of a misdemeanor involving moral turpitude or any felony.

For the purposes of the Lynch Employment Agreement, “good reason” shall mean and include any of the following without Mr. Lynch’s prior written consent: (i) assignment to Mr. Lynch of duties materially inconsistent with Mr. Lynch’s position under the Lynch Employment Agreement; (ii) failure to pay Mr. Lynch’s base salary or bonus; (iii) requiring Mr. Lynch to move his sites of employment more than fifty (50) miles from his sites of employment prior to such move; or (iv) the Company’s material breach of the Lynch Employment Agreement.

In addition, if within one year following a change in control of the Company Mr. Lynch’s employment is terminated (i) by the Company or a succeeding entity without cause or (ii) by Mr. Lynch for good reason, then the Company shall (1) pay Mr. Lynch unpaid base salary accrued up to the effective date of termination; (2) pay Mr. Lynch a prorated portion of Mr. Lynch’s annualized bonus; (3) pay Mr. Lynch a lump-sum payment equal to the greater of Mr. Lynch’s current base salary (x) through December 31, 2009 or (y) for a period of twelve (12) months; and (4) pay on Mr. Lynch’s behalf Mr. Lynch’s COBRA premiums for a period not to exceed eighteen (18) months. For the purposes of the Lynch Employment Agreement, a change in control shall be deemed to have occurred if, (i) there shall be consummated (A) any consolidation or merger in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a consolidation or a merger having the same proportionate ownership of Common Stock of the surviving corporation immediately after the consolidation or merger or (B)

any sale, lease, exchange or other transfer (in one transaction or a series of related transactions other than in the ordinary course of business of the Company) of all, or substantially all, of the assets of the Company to any corporation, person or other entity which is not a direct or indirect wholly-owned subsidiary of the Company, or (ii) any person, group, corporation or other entity shall acquire beneficial ownership (as determined pursuant to Section 13(d) of the Exchange Act, as amended, and rules and regulations promulgated hereunder) of 50% or more of the Common Stock. In all cases pursuant to the Lynch Employment Agreement, the determination of whether a change in control has occurred shall be made in accordance with Section 409A of the Code, as amended, and the regulations, notices and other guidance of general applicability issued thereunder.

If Mr. Lynch dies of natural causes during the term of his employment, the Company shall pay to his estate (1) Mr. Lynch’s unpaid base salary accrued up to the effective date of termination; and (2) a prorated portion of Mr. Lynch’s annualized bonus. If Mr. Lynch becomes disabled during the term of his employment for (i) a period of three (3) consecutive months, or (ii) for shorter periods aggregating ninety (90) calendar days during any twelve month period, the Company may at any time after the last day of the three (3) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of ninety days, suspend the term of Mr. Lynch’s employment and discontinue payments of his base salary for the duration of the disability. Mr. Lynch shall be entitled to the full compensation payable to him hereunder for shorter periods of disability than the periods specified above.

The Lynch Employment Agreement expires on December 31, 2011.

The following table presents the potential post-employment payments and payments the Company’s named executive officers would be entitled to under their employment agreements and assumes that the triggering event took place on December 31, 2008.

Name	Benefit	Before Change in Control Without Cause or for Good Reason		After Change in Control Without Cause or for Good Reason		Death		Disability

Bradley I. Meier	Base Salary	$2,328,848		$4,657,696		$3,074,079		$2,151,856

	Bonus	$5,566,754		$5,566,754		$5,566,754	(1)	$3,896,728	(1)

	Equity Comp.	$529,451		$529,451		$529,451		$529,451

	Other Post-Employment Obligations	$88,104	(2)	$ -		$15,000	(3)	$88,104	(2)

James M. Lynch	Base Salary	$432,000		$432,000		$ -		$ -

	Bonus	$127,692		$127,692		$127,692		$ -

	Equity Comp.	$36,793		$36,793		$36,793		$36,793

	Other Post-Employment Obligations	$9,533	(4)	$14,300	(4)	$ -		$ -

Name	Benefit	Before Change in Control Without Cause or for Good Reason		After Change in Control Without Cause or for Good Reason	Death		Disability

Sean P. Downes	Base Salary	$2,166,912		$820,800	$984,960		$492,480

	Bonus	$2,125,033	(1)	$2,125,033	$2,125,033	(1)	$1,062,517	(1)

	Equity Comp.	$507,085		$507,085	$507,085		$507,085

	Other Post-Employment Obligations	$138,626	(2)	$ -	$69,313	(2)	$ 69,313	(2)

(1)	Estimate based upon 2008 pre-tax profits of the Company.

(2)	Estimate based upon the 2008 cost of fringe benefits.

(3)	Based upon the 2008 auto allowance.

(4)	Estimate based upon the 2008 cost of COBRA benefits.

Equity Compensation Plan Information

The following table sets forth certain information with respect to all of the Company’s equity compensation plans in effect as of fiscal year ended December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	6,650,000	$3.15	N/A
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	6,650,000	$3.15	N/A

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Reed J. Slogoff and Joel M. Wilentz, each of whom was determined by the Board to be independent under the applicable rules of the Securities and Exchange Commission (“SEC”) and the Financial Industry Regulatory Authority (“FINRA”). Among its duties, the Compensation Committee assists the Board in discharging its responsibilities relating to corporate goals and objectives relevant to the compensation of the Company’s executive officers, evaluating the performance of executive officers in light of those goals and objectives and determining compensation based on such evaluation. The Compensation Committee operates under a written charter that was adopted by the Board on March 13, 2007. The Compensation Committee Charter is publicly available at the Company’s headquarters in Fort Lauderdale, Florida. Upon completion of the development of the Company’s website, the Compensation Committee Charter will be posted there. The Compensation Committee Charter will be reviewed annually for changes, as appropriate.

Director Nominations

A director can be nominated by a member of the Board. The Company has not established a Nominating Committee. Given the size of the Company, the Board believes that this is appropriate.

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics on January 9, 2007 that is applicable to all directors, officers and employees of the Company. The code is publicly available at the Company’s headquarters in Fort Lauderdale, Florida. Upon completion of the development of the Company’s website, the code will be posted there. A copy of the Company’s Code of Business Conduct and Ethics may be obtained free of charge by written request to James M. Lynch, CFO, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

Shareholder Communications

The Company has not established a set process for shareholders to send communications to the Board. Given the size of the Company, the Board believes that this is appropriate.

Interested Persons

Bradley Meier, Norman Meier, Ozzie Schindler, Reed Slogoff, Joel Wilentz and Sean Downes may receive stock-based awards, from time to time, pursuant to the Incentive Plan as directors of the Company, and Bradley I. Meier and Sean P. Downes may receive stock-based awards and/or cash-based incentive awards, from time to time, pursuant to the Incentive Plan as officers of the Company.

Security Ownership of Certain Beneficial Owners and
Management and Related Stockholder Matters

The following tables set forth certain information as of September 28, 2009 relating to the beneficial ownership of the Company’s Series M Preferred Stock, Series A Preferred Stock and Common Stock by (i) all persons that we know beneficially own more than 5% of our outstanding Common Stock, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. Knowledge of the beneficial ownership of the Common Stock is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder.

Series M Preferred Stock Owned by Directors and Management

As of September 28, 2009, directors and named executive officers, individually and as a group, beneficially owned Series M Preferred Stock as follows:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Bradley I. Meier*	34,840	39.2%
Norman M. Meier*	44,075	49.7%
Officers and directors as a group (2 persons) (2)	78,915	88.9%

*     Director

(1)

Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Suite 100, Fort Lauderdale, FL 33309.

(2)	See footnote (1) above.

Series M Preferred Stock Held by Certain Beneficial Owners

As of September 28 2009, the following table sets forth information regarding the number and percentage of Series M Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company’s outstanding Series M Preferred Stock:

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Phylis R. Meier Universal Insurance Holdings, Inc. 1110 West Commercial Boulevard Fort Lauderdale, Florida 33309	7,875	8.9%

Lynda Meier Universal Insurance Holdings, Inc. 1110 West Commercial Boulevard Fort Lauderdale, Florida 33309	950	1.1%

Eric Meier Universal Insurance Holdings, Inc. 1110 West Commercial Boulevard Fort Lauderdale, Florida 33309	950	1.1%

(1)	Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock specified opposite her or his name.

Series A Preferred Stock Owned by Directors and Management

As of September 28, 2009, directors and named executive officers, individually and as a group, beneficially owned Series A Preferred Stock as follows:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Norman M. Meier*	9,975	50.0%
Officers and directors as a group (1 person) (2)	9,975	50.0%

*	Director and Secretary

(1)

Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Suite 100, Fort Lauderdale, FL 33309.

(2)	See footnotes (1) above.

Series A Preferred Stock Held by Certain Beneficial Owners

As of September 28, 2009, the following table sets forth information regarding the number and percentage of Series A Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company’s outstanding Series A Preferred Stock:

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Phylis R. Meier Universal Insurance Holdings, Inc. 1110 West Commercial Boulevard Fort Lauderdale, Florida 33309	9,975	50.0%
(1)	Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock specified opposite her or his name.

Common Stock Owned by Certain Beneficial Owners, Directors, and Management

As of September 28, 2009, directors and named executive officers, individually and as a group, beneficially owned Common Stock as follows:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Bradley I. Meier (3)	19,852,613	50.18%
Sean P. Downes (4)	3,937,490	9.95%
Norman M. Meier (5)	1,242,501	3.14%
Reed J. Slogoff (6)	300,943	0.76%
Joel M. Wilentz (7)	316,289	0.80%
James M. Lynch (8)	282,925	0.72%
Ozzie A. Schindler (9)	120,000	0.30%
Officers and directors as a group (7 people) (10)	25,527,131	64.53%

(1)

Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2)

A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner’s percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

(3)

Includes (i) options to purchase an aggregate of 3,565,000 shares of Common Stock; (ii) 169,450 shares of Common Stock issuable upon conversion of Series M Preferred Stock; and (iii) the following shares of Common Stock which are subject to proxies granting voting power to Mr. Meier: (A) 30,375 shares owned by Phylis Meier, Mr. Meier’s mother, (B) 902,563 shares owned by Norman Meier, Mr. Meier’s father; (C) an additional 81,868 shares over which Mr. Meier has voting power; and (D) options to purchase an aggregate of 125,000 shares of Common Stock owned by Norman Meier, Mr. Meier’s father, which are subject to a proxy granting voting power to Mr. Meier.

(4)	Includes options to purchase an aggregate of 1,500,000 shares of Common Stock.

(5)

Includes (i) options to purchase an aggregate of 125,000 shares of Common Stock, and (ii) 214,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock. Excludes (i) all securities owned by Bradley I. Meier or Phylis Meier, Norman Meier’s son and former spouse, respectively, as to which Norman Meier disclaims beneficial ownership, and (ii) all securities owned by Norman Meier for which Norman Meier has granted voting power to his son, Bradley Meier.

(6)	Includes options to purchase an aggregate of 95,000 shares of Common Stock.

(7)	Includes (i) 9,500 shares held in an IRA account, and (ii) options to purchase an aggregate of 125,000 shares of Common Stock.

(8)	Includes options to purchase an aggregate of 85,000 shares of Common Stock.

(9)	Includes options to purchase an aggregate of 120,000 shares of Common Stock.

(10)	See footnotes (1) – (9) above.

Common Stock Held by Others

As of September 28, 2009, there were no persons, other than those persons listed immediately above, who are known by the Company who own or exercise voting or dispositive control over 5% or more of the Company’s outstanding Common Stock.

Ratification of Stock Option Grants
(Proposal 2)

On October 13, 2009, the Board submitted to and recommended that the Company’s stockholders ratify the Past Options Grants that were granted since April 30, 2007 as set forth on Appendix B hereto. Such Past Option Grants served as an incentive for attracting and retaining qualified and competent employees, officers and directors of the Company. The Board believes the ratification of the Past Option Grants would be in the best interest of the Company in order to continue to administer previously-granted stock options and smoothly transition to the Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, “Reporting Persons”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the review of copies of Forms 3, 4 and 5 provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2008, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

Householding

As permitted by the Exchange Act, as amended, only one copy of this Consent Statement is being delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies of the Consent Statement. This is known as householding. The Company will promptly deliver, upon oral or written request, a separate copy of this Consent Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies of this Consent Statement should be directed to James M. Lynch, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309 or (954) 958-1200.

By Order of the Board of Directors

/s/ Norman M. Meier
Norman M. Meier, Secretary

Dated:October 26, 2009

APPENDIX A
OMNIBUS INCENTIVE PLAN

DRAFT

UNIVERSAL INSURANCE HOLDINGS, INC.

2009 OMNIBUS INCENTIVE PLAN

Effective [____________], 2009

UNIVERSAL INSURANCE HOLDINGS, INC.

2009 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01.     Purpose. The purpose of the Universal Insurance Holdings, Inc. 2009 Omnibus Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives, to reward superior service to the Company and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02.     Adoption and Term. The Plan has been approved by the Board and the stockholders of the Company and shall be effective as of [__________], 2009. The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01.     Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

2.02.     Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.03.     Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2

2.04.     Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05.     Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

2.06.     Board means the Board of Directors of the Company.

2.07.     Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)     The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 15% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b)     Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c)     The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

3

(d)     The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e)     a complete liquidation or dissolution of the Company.

2.08.     Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.09.     Committee means the Compensation Committee of the Board.

2.10.     Common Stock means the common stock of the Company, par value $0.01 per share.

2.11.     Company means Universal Insurance Holdings, Inc., a Delaware corporation, and its successors.

2.12.     Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.13.     Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.14.     Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15     Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16.     Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

4

2.17.     Fair Market Value means, as of any applicable date: (i) if the Common Stock is listed on one or more international or national securities exchanges, the closing sales price of the Common Stock on the exchange having the greatest number of shares listed or eligible for trading on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc. (“NASD”), Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Committee.

2.18.     Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19.     Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20.     Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21     Non-Vested Share means shares of the Company Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.

2.22.     Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23.     Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.24.     Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.25.     Performance Awards means Awards granted in accordance with Article VIII.

2.26.     Performance Goals means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), policy count, number of states in which the Company operates, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and

5

divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

2.27.     Plan has the meaning given to such term in Section 1.01.

2.28.     Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.29.     Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.30.     Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.31.     Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.32.     Stock Appreciation Rights means awards granted in accordance with Article VI.

2.33     Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01.     Committee.

(a)     Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder

6

as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b)     Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01.     Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 1,800,000 shares of Common Stock. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock,

7

issued Common Stock that shall have been reacquired by the Company, or shares issued from the Universal Insurance Holdings, Inc. Stock Grantor Trust, formed April 3, 2000.

4.02.     Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Restricted Stock or Restricted Stock Units forfeited as provided in Article VII, other stock-based Awards terminated or forfeited as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01.     Eligible Participants. Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than [$10,000,000].

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01.     Option Awards.

(a)     Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and

8

subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b)     Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.

(c)     Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

(d)     Special Incentive Stock Option Rules. No Participant may be granted Incentive Stock Options under the Incentive Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Incentive Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.

(e)     Rights As a Stockholder. Except as otherwise provided by the Committee, a Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

9

6.02.     Stock Appreciation Rights.

(a)     Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b)     Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c)     Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03.     Terms of Stock Options and Stock Appreciation Rights.

(a)     Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

10

(b)     Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii) Termination of the Award in the event of a Participant's disability, Retirement, death or other Termination of Service as provided in the Award Agreement; or

(iii) In the case of an Incentive Stock Option, ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)); or

(iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

(c)     Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.04.     Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be

11

added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05.     Change in Control. With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Options or Stock Appreciation Rights shall become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Award of Options or Stock Appreciation Rights shall be set forth in the applicable Award Agreement.

6.06     Early Exercise. An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part prior to the date the Option is fully vested. The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time. In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Board. If the Company exercises its repurchase rights, the Company may elect to pay the repurchase price in the form of (i) cash or cash equivalents, (ii) installment payments over a specified period, (iii) cancellation of indebtedness, or (iv) any other form of consideration approved by the Company. The Board shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant. Alternatively, in the sole discretion of the Board, one or more Participants may be granted stock purchase rights allowing them to purchase shares of Common Stock outright, subject to conditions and restrictions as the Board may determine.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01.     Award of Restricted Stock and Restricted Stock Units.The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section

12

162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02     Restricted Shares.

(a)     Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b)     Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c)     Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d)     Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the

13

requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e)     Forfeiture of Restricted Shares. Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f)     Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03.     Restricted Stock Units.

(a)     Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b)     Shareholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c)     Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the

14

forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

(d)     Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04     Change in Control. With respect to each Award of Restricted Shares and Restricted Stock Unit Awards, the Committee shall determine whether and to what extent such Restricted Shares and Restricted Stock Unit Awards shall become immediately and fully vested in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change of Control. Such provisions relating to the effect of a Change of Control on an outstanding Award of Restricted Shares and Restricted Stock Unit Awards shall be set forth in the applicable Award Agreement.

ARTICLE VIII

PERFORMANCE AWARDS

8.01.     Performance Awards.

(a)     Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)     Performance Targets. Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee

15

may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c)     Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)     Payment of Earned Performance Awards. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02.     Termination of Service. In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03.     Change in Control. With respect to each Performance Award, the Committee shall determine whether and to what extent such Performance Awards shall become immediately and fully vested and payable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change of Control. Such provisions relating to the effect of a Change of Control on an outstanding Performance Award shall be set forth in the applicable Award Agreement.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01.     Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

16

9.02.     Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a)     Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b)     If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c)     The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01.     Eligibility. Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02.     Awards.

(a)     Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

(b)     Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m)

17

of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c)     Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

(d)     Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(e)     Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f)     Non-Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS

GRANTED UNDER THE PLAN

11.01.     Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

     11.02.     Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly

18

granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03.     Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04.     Limitation on Transfer. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05.     Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)     The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)     In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

19

11.06.     Surrender of Awards. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company.

11.07.     Adjustments to Reflect Capital Changes.

(a)     Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)     Merger. In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

(c)     Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08.     No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder

20

shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.09.     Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10.     Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.

11.11.     No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12.     Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13.     Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14.     Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15.     Amendment and Termination.

(a)     Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment

21

which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. Notwithstanding the foregoing, the Board expressly reserves the right to approve a cancellation and reissuance of an outstanding Option or Stock Appreciation Right, the amendment of any Option or Stock Appreciation Right to lower the Purchase Price or Exercise Price, as the case may be, or any other amendment, adjustment or action taken with respect to an outstanding Option or Stock Appreciation Right that constitutes a repricing under any applicable rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)     Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16.     Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17.     Dividend Equivalents. For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

     (a)     Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

     (b)     Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of

22

the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18     Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19     Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20     Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21     Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

23

APPENDIX B
PAST OPTIONS GRANTED

UNIVERSAL INSURANCE HOLDINGS, INC.

STOCK OPTIONS GRANTS Since April 30, 2007

Holder	Issue Date	# of Securities Reserved	Exercise Price
Berluth Wallace	5/16/2008	20,000	$3.90
Bradley Meier	7/12/2007	700,000	$6.50
Bradley Meier	5/16/2008	250,000	$3.90
Bradley Meier	12/5/2008	500,000	$2.31
Clifford Strang	5/16/2008	20,000	$3.90
Clyde Gillespie	5/16/2008	20,000	$3.90
Don Myers	5/16/2008	20,000	$3.90
Eric Meier	5/16/2008	20,000	$3.90
Eric Meier	10/6/2008	50,000	$2.75
George DeHeer	5/16/2008	20,000	$3.90
George Wilmarth	5/16/2008	20,000	$3.90
James Lynch	7/12/2007	35,000	$6.50
James Lynch	5/16/2008	50,000	$3.90
Janet Conde	5/16/2008	50,000	$3.90
Joel Wilentz	7/12/2007	35,000	$6.50
Joel Wilentz	5/16/2008	50,000	$3.90
Jon Springer	5/16/2008	50,000	$3.90
Jon Springer	12/5/2008	200,000	$2.31
Matthew Palmieri	5/16/2008	20,000	$3.90
Michael Moran	5/16/2008	20,000	$3.90
Michael Moran	12/5/2008	50,000	$2.31
Norman Meier	7/12/2007	35,000	$6.50
Norman Meier	5/16/2008	50,000	$3.90
Ozzie Schindler	7/12/2007	35,000	$6.50
Ozzie Schindler	5/16/2008	50,000	$3.90
Ray Rodriguez	5/16/2008	20,000	$3.90
Reed Slogoff	7/12/2007	35,000	$6.50
Reed Slogoff	5/16/2008	50,000	$3.90
Sean Downes	7/12/2007	700,000	$6.50
Sean Downes	5/16/2008	600,000	$3.90
Sean Downes	12/5/2008	200,000	$2.31
Stephen Donaghy	12/5/2008	50,000	$2.31
Terry Wentroble	5/16/2008	20,000	$3.90
Yelena Chapman	5/16/2008	20,000	$3.90

UNIVERSAL INSURANCE HOLDINGS, INC.

Shareholder Action by Written Consent in Lieu of a Special Meeting

This Written Consent is Solicited on Behalf of the Board of Directors

The undersigned holder of record of common stock and/or Series A Preferred Stock and/or Series M Preferred Stock (collectively, “Voting Stock”) of Universal Insurance Holdings, Inc., a Delaware corporation (“Company”), hereby acknowledges receipt of the Consent Solicitation Statement (“Consent Statement”) of the Company, dated October 26, 2009, and, without the formality of convening a meeting pursuant to Section 228 of the Delaware General Corporation Law, does hereby vote via written consent, as designated below, all shares of Voting Stock of the Company held by the undersigned. The Board of Directors of the Company recommends a vote “For” both proposals.

1.	Proposal 1: Approval of the 2009 Omnibus Incentive Plan (“Incentive Plan”), as attached as Exhibit A to the Consent Statement.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	Proposal 2: Ratification of the options that the Company granted to its employees, officers and directors since April 30, 2007, as set forth in Exhibit C to the Consent Statement.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This consent, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If signed and returned, but no direction is given, this consent card will be voted FOR the matters listed above.

You are urged to execute and return this consent so that the Company receives it prior to November 16, 2009. This consent may be revoked at any time prior to November 16, 2009.

Change of Address or Comments Mark Here    [     ]

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: __________, 2009	________________________________________
Signature of Shareholder

________________________________________
Signature of Additional Shareholder(s)